UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 26, 2006

Tweeter Home Entertainment Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24091	04-3417513
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Pequot Way, Canton, Massachusetts		02021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(781) 830-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(b) Matthew Bronfman resigned as a member of the Board of Directors of Tweeter Home Entertainment Group, Inc. on April 26, 2006.

Item 5.02 (d) Simultaneously with the resignation of Matthew Bronfman, described in Item 5.02 (b) above, John Esposito, Karen Kaplan and Joseph McGuire were elected as members of the Board of Directors at the Board Meeting held April 26, 2006.

John Esposito is President and CEO of WEA Corp., Warner Music Group's U.S. sales and retail marketing company. In this role, Mr. Esposito oversees WEA's sales and marketing activities, distribution, and global management and distribution of WMG's digital assets. Mr. Esposito also oversees WMG's Alternative Distribution Alliance (ADA) and WMG's Asylum Records, East West Records and Cordless Recordings. He is also responsible for the E-Commerce group which manages the mobile and online business for WMG's U.S. labels. Mr. Esposito joined WMG from The Island Def Jam Music Group (IDJ) where, as general manager/executive vice president he managed the company's day-to-day operational activities. Prior to IDJ, Esposito held a variety of executive positions at PolyGram, Inc. Before joining PolyGram, from 1993 to 1994, he was the chief operating officer of music and movies at The Wiz retail chain. From 1986 to 1993, Mr. Esposito was Regional Vice President of Mitsubishi Electronics America, where he managed the sales and operations staff. Mr. Esposito holds a Bachelor of Arts Degree from Indiana University of Pennsylvania.

Karen Kaplan is President of the Boston office of Hill, Holliday communications agency. Ms. Kaplan is treasurer of the Massachusetts Women’s Forum, vice chair of the board of directors of the Massachusetts Society for the Prevention of Cruelty to Children, and serves as a member of the board of the United Way of Massachusetts Bay. Ms. Kaplan also serves on the advisory council of Urban Improv and on the board of mentors of Community Servings. Ms. Kaplan is a director of ADVO, a direct mail marketing services company, and of Dental Service of Massachusetts, which does business as Delta Dental Plan of Massachusetts. Ms. Kaplan holds a Bachelor of Arts degree in French Literature from the University of Massachusetts.

Joseph McGuire was appointed President and CEO of Tweeter Home Entertainment Group, Inc. in July 2005. Mr. McGuire had been CFO since 1996, following the company’s acquisition of Bryn Mawr Stereo and Television, where Mr. McGuire served as the CFO for ten years.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tweeter Home Entertainment Group, Inc.

May 2, 2006	By:	/s/ Joseph McGuire

Name: Joseph McGuire
Title: President/Chief Executive Officer